SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2005

Nara Bancorp, Inc.

(Exact name of registrant as specified in its charter)

000-50245

(Commission File Number)

Delaware	95-4849715
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3701 Wilshire Boulevard

Suite 220

Los Angeles, California 90010

(Address of principal executive offices, with zip code)

(213) 639-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Effective January 4, 2005, Nara Bank, National Association, the wholly-owned subsidiary of Nara Bancorp, Inc., converted from a nationally chartered bank to a California state chartered bank.  The name of the subsidiary was changed to Nara Bank.  There will be no change in the management, operations or business of Nara Bank, which will remain a member of the Federal Reserve System.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.,
(Registrant)

Date:	January 7, 2005	By:	/s/ Timothy Chang
Timothy Chang
Chief Financial Officer